Exhibit 23.1
                         Consent of Arthur Andersen LLP

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2002 (except with respect to the matter discussed in Note 16, as to which the date is January 29, 2002), incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-15780 and 33-82214.


                                                             Arthur Andersen LLP

Lancaster, Pa.
March 25, 2002


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